NEW RIVER FUNDS

New River Core Equity Fund

Supplement dated November 14, 2006

To the Prospectus Dated January 18, 2006

The following text replaces the entire section entitled:  “MANAGEMENT OF THE FUNDS – SUB-ADVISERS – HOWE AND RUSLING” on page 11 of the Prospectus:

Howe and Rusling, Inc. (“Howe and Rusling”), 120 East Avenue, Rochester, New York 14604, currently serves and has served as Sub-Adviser for the Core Equity Fund since its inception on October 1, 2003.  Howe and Rusling is a registered investment advisory firm that has been in business since 1930.  As of October 31, 2006, the firm had $605 million of assets under management in private accounts.

The portfolio manager for the Fund is Brett L. Winnefeld, an equity analyst at Howe and Rusling.  Mr. Winnefeld, 37, received his baccalaureate degree in finance and accounting at Kent State University and his M.B.A. from Ohio State University, completing the latter in 1998.  Mr. Winnefeld is a Chartered Financial Analyst and a member of both the CFA Institute (formerly AIMR) and North Carolina Society of Financial Analysts.  Prior to joining Howe and Rusling in 2003, Mr. Winnefeld served as a self-employed investment consultant from 2002-2003; senior financial analyst and portfolio manager for the Investment Counsel Co. from 2001-2002; and vice president and portfolio manager of CMG Financial from 2000-2001.  Mr. Winnefeld’s duties include investment research and portfolio management at Howe and Rusling.  The Funds’ Statement of Additional Information provides additional information about Mr. Winnefeld’s compensation structure, other accounts managed by Mr. Winnefeld and Mr. Winnefeld’s ownership of securities in the Funds.

On October 31, 2006, Third Security, LLC, the owner of the Manager, sold Howe and Rusling to a group of investors that includes Craig Cairns, Mary Lisa Sisson, Casimir P. Ryan, Jr., Robert Cairns, Martin Cournan and Kurt Gelke.  Mr. Craig Cairns is president and Ms. Sisson and Mr. Ryan are vice presidents of Howe and Rusling.  The sale resulted in an assignment of the prior sub-advisory agreement for the Core Equity Fund, which, for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), is deemed to automatically terminate the sub-advisory agreement.  At a meeting held on July 14, 2006, in reliance on Rule 15a-4 under the 1940 Act, the Board of Trustees of the Trust, including a majority of the Trust’s Board who are not "interested persons," as that term is defined in the 1940 Act, approved an Interim Sub-Advisory Agreement on behalf of the Core Equity Fund between the Manager and Howe and Rusling.  The Interim Sub-Advisory Agreement became effective on October 31, 2006, the date of the sale of Howe and Rusling.  The Interim Sub-Advisory Agreement will remain in effect until such time as the shareholders of the Core Equity Fund approve a final sub-advisory agreement or 150 days, whichever occurs first.

The management fee paid by the Core Equity Fund to the Manager did not change as a result of the sale.  In addition, the Manager continues to pay Howe and Rusling an amount equal to 40% of the management fee received by the Manager from the Core Equity Fund, subject to the terms of the Interim Sub-Advisory Agreement.  Howe and Rusling no longer is an affiliate of the Manager.

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Please Retain This Supplement for Your Future Reference.

NEW RIVER FUNDS

New River Core Equity Fund

Supplement dated November 14, 2006

To the Statement of Additional Information (“SAI”)

Dated January 18, 2006

The following text replaces the information relating to Messrs. Koppler and Patzig in the chart immediately following the first paragraph of the section entitled:  “TRUSTEES AND OFFICERS” on page 11 of the SAI:

Name, Address, and Age	Positions Held with the Trust	Year of Election or Appointment	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE:
Doit L. Koppler II* 1881 Grove Avenue Radford, VA 24141 Age: 42	Chairman, Chief Financial Officer and Treasurer	2003	Treasurer and a Managing Director of Third Security, LLC since 2001; Treasurer of Howe and Rusling, Inc. (investment advisory firm), February 2002 – October 2006.	2	None
OFFICERS:
Robert Patzig 1881 Grove Avenue Radford, VA 24141 Age: 37	Chief Executive Officer	2003

Senior Managing Director of Third Security, LLC since 2003 and a Managing Director since 1998; Co-Chairman of Howe and Rusling, Inc. (investment advisory firm), August 2005 – October 2006; Chair of the Equity Investment Committee and Voting Member of the Fixed Income Committee of Howe and Rusling, Inc., February 2002 – October 2006; Member of Investment Committee of NewVA Capital Partners, LP, an investment partnership managed by Third Security, LLC.

				n/a	n/a

The following text replaces the footnote to the chart immediately following the first paragraph of the section entitled:  “TRUSTEES AND OFFICERS” on page 13 of the SAI:

*   Mr. Koppler is considered to be an “interested” Trustee because of his officer position in the parent company of the Manager.

The following text replaces the sentence below the trustee and officer security ownership table in the section entitled:  “TRUSTEES AND OFFICERS” on page 14 of the SAI:

The common stock of New River Pharmaceuticals Inc. (“NRPH”) is publicly traded on the NASDAQ National Market System.  NRPH is majority owned by Randal J. Kirk.  Mr. Kirk is the owner of Third Security, LLC, which is the owner of the Manager.

The following text replaces the first paragraph of the section entitled:  “MANAGEMENT AND OTHER SERVICES – Sub-Adviser – Howe and Rusling, Inc.” on page 18 of the SAI:

Sub-Adviser – Howe and Rusling, Inc.  On behalf of the New River Core Equity Fund, the Manager has entered into an interim sub-advisory agreement with Howe and Rusling pursuant to which Howe and Rusling has day-to-day responsibility for choosing investments for the Fund.  Under the agreement, the Manager pays Howe and Rusling sub-advisory fees equal to 40% of the management fees paid to the Manager.   If, however, the Manager, pursuant to the terms of the Investment Management Agreement or other agreement, is required to reimburse the Fund for expenses or waive any portion of its management fee, then an amount equal to 40% of such management fee waiver shall be deducted from the monthly fee paid to Howe and Rusling.  The Interim Sub-Advisory Agreement became effective on October 31, 2006, and will remain in effect until such time as the shareholders of the Core Equity Fund approve a final sub-advisory agreement or 150 days, whichever occurs first.

Howe and Rusling is wholly-owned by H&R Acquisition Corp., which is wholly-owned by H&R of Rochester Corp.  H&R of Rochester Corp. is located at 120 East Avenue, Rochester, New York 14604.  Craig D. Cairns, directly or indirectly, owns more than 50% of H&R of Rochester Corp. and Mary Lisa Sisson and Martin Cournan each owns, directly or indirectly, more than 10% of H&R of Rochester Corp.  Mr. Craig Cairns, along with Kurt Gelke and Michael Sisson, serve as directors of Howe and Rusling.  Mr. Cairns is president of Howe and Rusling.  Mr. Sisson, husband of Mary Lisa Sisson, serves as Project Manager for Hi-Tech of Rochester, Inc., an incubator for start up businesses in the Rochester, New York area.   Mr. Gelke serves as Chief Executive Officer of Magnus, Inc., a distributor of educational software.

Effective November 1, 2006, Mr. Lei Li will no longer serve as portfolio manager to the Core Equity Fund.  Instead, Mr. Brett Winnefeld will remain as the sole portfolio manager to the Core Equity Fund.  Accordingly, all references to Mr. Li in the section entitled “PORTFOLIO MANAGERS”, which begins on page 19 of the SAI, are hereby deleted.

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Please Retain This Supplement for Your Future Reference.